UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 14, 2022

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

AIM ImmunoTech Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 8.01 Other Events.

On July 14, 2022, our Board of Directors (the “Board”) unanimously determined that a notice it had received from Jonathan Jorgl, which seeks to nominate a control slate of two individuals for election to our three-member Board at the 2022 Annual Meeting of Stockholders, was invalid due to numerous deficiencies and rejected the notice.

In addition, on July 15, 2022, we filed a complaint in the U.S. District Court for the Middle District of Florida, Ocala Division, against seven defendants – including Mr. Jorgl, his nominees Robert Chioini and Michael Rice, as well as Franz Tudor, Todd Deutsch, Ted Kellner and Walter Lautz.

On July 18, 2022, we issued a press release regarding the foregoing. A copy of the press release is furnished herewith as Exhibit 99.1.

Cautionary Statement

This Current Report on Form 8-K and the exhibits filed herewith, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Words such as “may,” “will,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Many of these forward-looking statements involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the PSLRA. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof.

Important Information

We intend to file with the SEC a definitive proxy statement and associated proxy card in connection with the solicitation of proxies for our 2022 Annual Meeting of Stockholders. Details concerning the nominees of our Board of Directors for election at the 2022 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by us free of charge from the SEC’s website, www.sec.gov. Our stockholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala FL 34473, Attention: Secretary.

Participants in the Solicitation

We, our directors and certain of our executive officers will be deemed participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of our directors and executive officers and their respective interests in AIM by security holdings or otherwise is set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 31, 2022. To the extent holdings of such participants in our securities have changed since the amounts described in Form 10-K for the year ended December 31, 2021, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	July 18, 2022 press release regarding the Jorgl Notice and lawsuit.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM IMMUNOTECH INC.

July 18, 2022	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO